                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                              UNOCAL CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                              UNOCAL CORPORATION
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[_] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ________________________________________________________________________

    (2) Aggregate number of securities to which transaction applies:

        ________________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

        ________________________________________________________________________

    (4) Proposed maximum aggregate value of transaction:

        ________________________________________________________________________
- --------
*Set forth the amount on which the filing fee is calculated and state how it was determined.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:_________________________________________________

    (2) Form, Schedule or Registration Statement No.:___________________________

    (3) Filing Party:___________________________________________________________

    (4) Date Filed:_____________________________________________________________

Notes:

                                        Unocal Corporation
                                        1201 West 5th Street
                                        Los Angeles, California 90017

                                 [LOGO OF UNOCAL]

                                        March 16, 1994

Dear Stockholder:

  Please accept my personal invitation to attend our Annual Meeting of Stockholders on Monday, April 25, 1994. This year's meeting will be held in the auditorium at the Unocal Center, 1201 West 5th Street, Los Angeles, California at 10:00 A.M.

  Your vote is important. I urge you to complete, sign, and return the enclosed proxy card. If you plan to attend the Stockholders Meeting, please complete and return the business reply card enclosed with the Proxy Statement. That card also provides space for any comments you may have on matters concerning Unocal. I welcome your comments and assure you they will be considered.

  Auditorium seating is limited. If you are a beneficial owner of Unocal stock held by a bank, broker, or investment plan (with your stock held in "street name") you may need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from the broker or bank are examples of proof of ownership. Registered stockholders may be asked for identification for admittance to the meeting.

  I look forward to seeing you on April 25.

                                        Sincerely,

                                        /s/ RICHARD J. STEGEMEIER

                                        Richard J. Stegemeier
                                        Chairman and
                                        Chief Executive Officer

                                        NOTICE OF 1994
                                        ANNUAL MEETING
                                        OF STOCKHOLDERS

                                 [UNOCAL LOGO]

                                        Unocal Corporation

  The Annual Meeting of Stockholders of Unocal Corporation (the "Company"), a Delaware corporation, will be held in the auditorium at the Unocal Center, 1201 West 5th Street, Los Angeles, California on Monday, April 25, 1994, at 10:00 A.M., Pacific Daylight Time, for the following purposes:

  (1) To elect three directors for three-year terms that expire in 1997;

  (2) To ratify the action of the Board of Directors in appointing Coopers & Lybrand as the Company's independent accountants for 1994;

  (3) To consider and act upon the stockholder proposals described in the accompanying Proxy Statement; and

  (4) To consider and act upon such other matters as may properly be brought before the meeting or any adjournment thereof.

  Only stockholders of record at the close of business on March 4, 1994 are entitled to vote at the Annual Meeting or any adjournment thereof.

                                        By Order of the Board of Directors

                                        /s/ DENNIS P. R. CODON

                                        Dennis P. R. Codon
                                        Vice President, General Counsel
                                        and Corporate Secretary

March 16, 1994
Los Angeles, California

                                        PROXY STATEMENT

                                 [UNOCAL LOGO]

                                        Unocal Corporation
                                        1201 West 5th Street
                                        Los Angeles, California 90017

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors and management of Unocal Corporation (the "Company" or "Unocal"), a Delaware corporation, for use at the Annual Meeting of Stockholders of the Company to be held on April 25, 1994 or any adjournment thereof, pursuant to the Notice of the Meeting.

  The Notice of Annual Meeting and Proxy Statement, proxy card, and the Annual Report will be mailed to stockholders on or about March 16, 1994.

  As of March 4, 1994, the Company had 241,835,867 shares of common stock outstanding. Only stockholders of record on the books of the Company at the close of business on March 4, 1994 are entitled to vote at the meeting. A stockholder is entitled to one vote for each share of common stock owned. Pursuant to Delaware law, shares voted by brokers as to discretionary matters only and shares abstaining will be counted as present for the purpose of determining whether there is a quorum. With regard to the election of directors, votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions on items 2 (ratification of appointment of independent accountants), 3 or 4 (stockholder proposals) will have the effect of a negative vote. The New York Stock Exchange has informed the Company that the two stockholder proposals are "non-discretionary," and brokers who have received no instructions from their clients do not have discretion to vote on these items. Such broker non votes will not be counted as votes cast in determining the outcome of the stockholder proposals.

                              GENERAL INFORMATION

  This proxy is solicited by the Board of Directors. The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, certain directors, officers, and regular or temporary employees of the Company and its subsidiaries may solicit proxies by telephone, personal interview or facsimile to encourage stockholder participation in the voting process. The Company also has retained D. F. King & Co., Inc., New York, New York, to assist in the solicitation of proxies for a fee estimated to be $15,000 plus reimbursement of out of pocket expenses. The Board of Directors has appointed directors Mr. MacDonald G. Becket, Dr. Donald P. Jacobs, and Mr. Stegemeier as the proxy holders for the 1994 meeting of stockholders.

  The Company's general proxy voting policy is:

    "Unocal's Board of Directors wishes to encourage stockholder participation in corporate governance by ensuring the confidentiality of stockholder votes. Therefore, the Company shall retain an independent third party to receive and tabulate stockholder proxy votes. The manner in which any stockholder votes on any particular issue shall, subject to any federal or state law requirements, be strictly confidential."

  The Board of Directors considers that some stockholders may wish the Company to know how they have voted and the Company, where possible, may wish to inquire as to how stockholders have voted.

  If you wish the Company to have access to your proxy card, you may check the box marked "OPEN BALLOT" on the proxy card and your proxy will be made available to the Company. Your vote will remain confidential if you do not check the OPEN BALLOT box.

  A stockholder who has returned a proxy may revoke it at any time before it is voted at the meeting by executing a later-dated proxy, by voting by ballot at the meeting, or by filing an instrument of revocation with the Inspector of Elections.

                                    ITEM 1.
                             ELECTION OF DIRECTORS

  On February 28, 1994, the Board of Directors unanimously adopted an amendment to the Bylaws reducing the number of directors from 14 to 12, effective April 25, 1994. The Board is divided into three classes. Directors in each class are elected for a three-year term or until their successors are duly elected and qualified. Accordingly, three directors will be elected at the Annual Meeting for a term expiring in 1997.

  Each of the three nominees has complied with the requirements of Article III,
Section 6 of the Company's Bylaws, which reads in part as follows:

  ". . . A nomination shall be accepted, and votes cast for a proposed nominee shall be counted by the inspectors of election, only if the Secretary of the Corporation has received at least 30 days prior to the meeting a statement over the signature of the proposed nominee that such person consents to being a nominee and, if elected, intends to serve as a director. Such statement shall also contain the Unocal stock ownership of the proposed nominee, occupations and business history for the previous five years, other directorships, names of business entities of which the proposed nominee owns a 10 percent or more equity interest, listing of any criminal convictions, including federal or state securities violations, and all other information required by the federal proxy rules in effect at the time the proposed nominee submits said statement."

  If the Corporate Secretary of the Company advises the Board that information provided by any nominee is incomplete, that nominee may be disqualified to stand for election as a director. If any nominee becomes unavailable to serve as a director, and if the Board designates a substitute nominee, the proxy holders will vote for the substitute nominee designated by the Board.

  Information about the persons nominated for election as directors, as well as those directors continuing in office, is set forth on the following pages. The positions and titles are for both Unocal and Union Oil Company of California unless otherwise stated.

  Mr. Thomas B. Sleeman, Senior Vice President and Chief Financial Officer of the Company, has been a director since 1988 and his term expires on April 25, 1994. Mr. Sleeman intends to retire on July 1, 1994, and is not standing for reelection to the Board. The term of Mr. Richard K. Eamer, a director since 1981, also expires on April 25, 1994.

  Directors are elected by a plurality of the votes of the shares entitled to vote on the election and present, in person or by proxy, at the Annual Meeting.

  THE PROXY HOLDERS WILL VOTE THE PROXIES RECEIVED BY THEM FOR ALL THREE NOMINEES UNLESS AUTHORIZATION TO VOTE FOR THE ELECTION OF ONE OR MORE NOMINEES HAS BEEN WITHHELD.

NOMINEES FOR DIRECTOR--TERM TO EXPIRE 1997

JOHN W. AMERMAN
Chairman and Chief Executive Officer
Mattel, Inc. (children's toys)
Age: 62
Director since 1991

  Mr. Amerman has been Chairman of the Board and Chief Executive Officer of Mattel, Inc. since February 1987 and a director of Mattel, Inc. since November 1985.

ROGER C. BEACH
President and Chief Operating Officer
Age: 57
Director since 1988

  Mr. Beach has been President and Chief Operating Officer since June 1992. He was named President of the Refining & Marketing Division in April 1986 and from May 1987 also served as Senior Vice President of the Company. The Board of Directors has announced its intent to appoint Mr. Beach Chief Executive Officer effective May 1, 1994.

MACDONALD G. BECKET, F.A.I.A.
Former Chairman and Chief Executive Officer
The Becket Group (architects and engineers)
Age: 65
Director since 1988

  Mr. Becket was Chairman and Chief Executive Officer of The Becket Group from 1969 to 1988. Welton Becket Associates, a subsidiary of The Becket Group, was a major architectural and engineering firm. The firm merged in 1987 with Ellerbe, Inc., forming Ellerbe Becket, now the largest architectural firm in the United States. At the present time, Mr. Becket is acting as a consulting architect on various architectural, construction, and real estate related projects.

CONTINUING DIRECTORS--TERM TO EXPIRE 1995

CLAUDE S. BRINEGAR
Vice Chairman
Age: 67
Director since 1968

  Mr. Brinegar has been Vice Chairman of the Board since August 1989. He served as Executive Vice President, Administration and Planning, from May 1991 through April 1992, when he retired as an officer. Prior to May 1991, he was Executive Vice President, Administration and Chief Financial Officer. Mr. Brinegar is also a director of Conrail, Inc. and Maxicare Health Plans, Inc. and is a Visiting Scholar at Stanford University.

FRANK C. HERRINGER
President and Chief Executive Officer
Transamerica Corporation (insurance and financial services)
Age: 51
Director since 1989

  Mr. Herringer has been President of Transamerica Corporation since April 1986. He also has been Chief Executive Officer of Transamerica Corporation since April 1991 and a director of Transamerica Corporation since June 1986. Mr. Herringer is also a director of Sedgwick Group plc and Pacific Telesis Group.

JOHN F. IMLE, JR.
Executive Vice President
Age: 53
Director since 1988

  In June 1992, Mr. Imle was named Executive Vice President of the Company and President of the Energy Resources Division, which includes the Company's worldwide oil, gas, and geothermal businesses. He served as Senior Vice President from October 1988 until his appointment as Executive Vice President.

DONALD P. JACOBS
Dean, J. L. Kellogg Graduate School of Management
Northwestern University
Age: 66
Director since 1972

  Dr. Jacobs is also a director of Commonwealth Edison Company, First Chicago Corporation and its subsidiary, First National Bank of Chicago, Hartmarx Corporation, Pet, Inc., UDC Homes, Inc., and Whitman Corporation.

MARINA V.N. WHITMAN
Distinguished Visiting Professor of Business Administration and Public Policy, University of Michigan
Age: 59
Director since 1993

  Dr. Whitman has been a Distinguished Visiting Professor at the University of Michigan since September 1992. Prior thereto, she spent 13 years at General Motors Corporation, 6 years as Vice President and Chief Economist and 7 years as Vice President and Group Executive, Public Affairs Staff. She was a member of the President's Advisory Committee on Trade Policy and Negotiations and of the Advisory Council of the Office of Technology Assessment of the U.S. Congress. She is currently a director of Aluminum Company of America, Procter & Gamble Company, Chemical Banking Corporation, and Browning-Ferris Industries, Inc. and is a member, director, or trustee of several educational and professional organizations.

CONTINUING DIRECTORS--TERM TO EXPIRE 1996

MALCOLM R. CURRIE
Former Chairman and Chief Executive Officer
Hughes Aircraft Company (defense and space electronics)
Age: 67
Director since 1990

  Dr. Currie was Chairman and Chief Executive Officer of Hughes Aircraft Company, a wholly-owned subsidiary of General Motors Corporation, from May 1988 through June 1992. Dr. Currie is also a director of Investment Company of America and L.S.I. Logic Corporation.

NEAL E. SCHMALE
Senior Vice President
Age: 47
Director since 1991

  Mr. Schmale has been Senior Vice President of the Company since July 1988. In June 1992, he was named President of the Petroleum Products and Chemicals Division, formed by combining the Refining and Marketing Division and the Chemicals and Minerals Division. He was President of the Unocal Chemicals & Minerals Division from May 1991 to June 1992. Prior thereto, he was Senior Vice President of Corporate Development from July 1988 through May 1991.

RICHARD J. STEGEMEIER
Chairman and Chief Executive Officer
Age: 65
Director since 1980

  Mr. Stegemeier has been Chairman of the Board since April 1989 and Chief Executive Officer since July 1988. From December 1985 to June 1992 he was President. Mr. Stegemeier is also a director of First Interstate Bancorp, Northrop Corporation, Outboard Marine Corporation, and Foundation Health Corporation. He has announced that he will retire as an officer on May 1, 1994.

CHARLES R. WEAVER
Former Chairman of the Board and Chief Executive Officer
The Clorox Company (household consumer products)
Age: 65
Director since 1990

  Mr. Weaver was Chairman of the Board of The Clorox Company from April 1986 and Chief Executive Officer of The Clorox Company from October 1985 until his retirement in June 1992. He is also a director of Potlatch Corporation and Broadcast International Inc.

BOARD AND COMMITTEE MEETINGS

  The Board of Directors met ten times in 1993. Mr. Eamer, whose term expires April 25, 1994, attended 43% of meetings of the Board and the committees on which he served. All other incumbent directors attended at least 82% of the total number of meetings of the Board and committees on which they served.

  The Board of Directors has the following standing committees:

  Accounting, Auditing & Ethics Committee. Messrs. Weaver (Chairman), Amerman, Becket and Dr. Whitman. The Committee, composed entirely of nonemployee directors, met six times in 1993. Its primary functions are (a) to periodically review the Company's accounting, financial reporting, and control policies and procedures, (b) to recommend to the Board of Directors the firm of certified public accountants to be retained as the Company's independent auditors, and
(c) to review Company policies and procedures relating to business conduct and conflicts of interest. The Committee meets separately with the Company's certified public accountants and the internal audit staff.

  Compensation and Executive Development Committee. Messrs. Jacobs (Chairman), Currie, Eamer and Herringer. The Committee, composed entirely of nonemployee directors, met six times in 1993. Its primary functions are (a) to establish the base salaries for officers and (b) to administer all executive incentive compensation programs. The Committee retains an outside consultant to advise it on these matters. The Committee also evaluates the performance of the Chief Executive Officer and the Chief Operating Officer of the Company.

  Executive Committee. Messrs. Stegemeier (Chairman), Beach, Imle, Schmale and Sleeman. The Committee, composed entirely of employee directors, met 65 times in 1993. Pursuant to the Bylaws of the Company, this Committee has the power and authority of the Board in the management of the business of the Company, except for those certain powers specifically reserved by the General Corporation Law of Delaware and the Bylaws to the full Board.

  Health, Environment & Safety Committee. Messrs. Becket (Chairman), Amerman, Currie, Eamer and Dr. Whitman. The Committee, composed entirely of nonemployee directors, met three times in 1993. Its primary functions are to review (a) activities of the Health, Environment & Safety Department, (b) with the Company's General Counsel any environmental legislation or matters that could significantly impact the Company, (c) reports of significant environmental issues involving the Company, and (d) the findings of any examination by regulatory agencies.

  Nominating Committee. Messrs. Herringer (Chairman), Amerman, Becket, Currie, Eamer, Jacobs, Weaver and Dr. Whitman. The Committee, composed of eight nonemployee directors, met three times in 1993. Its primary function is to recommend candidates for director to the Company's Board of Directors. It also considers matters of succession of the Company's senior management. The Committee's policy is to consider qualified candidates including those submitted by stockholders. Stockholders may recommend candidates by writing to the Corporate Secretary.

  Retirement Plan Committee. Messrs. Brinegar (Chairman), Becket, Jacobs and Weaver. The Committee is composed of four nonemployee directors. Mr. Brinegar served as an officer through April 1992 and continues to serve as a director. The Committee met five times in 1993. Its primary function is to control and manage the assets of the Company's Retirement Plan, which includes setting investment objectives, establishing asset allocation strategy, and selecting and replacing investment managers, consultants, and trustees.

DIRECTOR COMPENSATION

  Directors who are also employees of the Company receive no additional compensation for services as directors. During 1993, each nonemployee director received an annual retainer fee of $18,000, together with a fee of $1,250 for each Board meeting attended. Effective January 1994, the fee for each Board meeting attended is $1,500. Nonemployee committee members received a fee of $1,000 for each committee meeting attended. In addition, each nonemployee committee chairman received an annual retainer fee of $4,000. All directors are reimbursed for actual out-of-pocket expenses incurred in attending meetings and Company business. Mr. Brinegar has a consulting contract with the Company that was originally effective May 1, 1992 through April 30, 1993, under which he is paid an annual fee of $37,500 in monthly installments of $3,125. The contract was extended, for the same fee, for the period May 1, 1993 through April 30, 1994. Mr. Brinegar and Mr. Becket each received $1,000 for serving on the board of the Unocal Foundation, an independent, non-profit organization responsible for administering charitable contributions by the Company.

  On April 29, 1991, the Company's stockholders approved the Directors' Restricted Stock Plan (the "Plan") for nonemployee directors. The Plan has a term of 10 years and is administered by the Executive Committee. It gives nonemployee directors an opportunity to increase their stockholdings, which further aligns the interests of nonemployee directors with those of other stockholders.

  The Plan provides for compensation in addition to the fees described above in the form of a grant of restricted shares of common stock equal in value to 20 percent of the director's fees. A director can also make an annual election to defer all or a portion of his or her fees (cash compensation) into restricted stock. In return for forgoing immediate cash compensation, each director receives restricted stock equal in value to 120 percent of the compensation deferred. For 1993, five nonemployee directors elected to defer 100% of their directors fees and one elected to defer 50% of his fees.

  The aggregate number of shares that may be issued under the Plan is 300,000. The shares issued are restricted for five years and cannot be sold, transferred, or pledged and are subject to forfeiture if the director resigns or chooses not to stand for election during the restriction period.

                        SECURITY OWNERSHIP OF MANAGEMENT

  The following table shows the beneficial ownership of shares of the Company's common stock as of February 28, 1994 by all directors (including the five named executive officers who are also directors) and by all directors and executive officers as a group.

                                           SOLE VOTING  SHARED VOTING
                                               OR            OR       ACQUIRABLE
                                           INVESTMENT    INVESTMENT   WITHIN 60
                   NAME                       POWER         POWER      DAYS (C)
                   ----                    -----------  ------------- ----------
John W. Amerman...........................    1,820          1,000
Roger C. Beach............................                  38,690      75,822
MacDonald G. Becket.......................    2,918
Claude S. Brinegar........................   14,867          7,709      99,224
Malcolm R. Currie.........................    4,149          1,200
Richard K. Eamer..........................    2,488          2,430
Frank C. Herringer........................    8,833(A)
John F. Imle, Jr..........................                  56,011     100,127
Donald P. Jacobs..........................   10,787          3,483(B)
Neal E. Schmale...........................                  41,875      73,121
Thomas B. Sleeman.........................                  75,063      65,559
Richard J. Stegemeier.....................                 194,740     293,958
Charles R. Weaver.........................    7,807
Marina v.N. Whitman.......................    1,000
All directors and executive officers as a
 group (17 persons, including those
 listed above)(D).........................   58,418        448,093     762,839

- --------
(A) Includes 400 shares held by Mr. Herringer as custodian for his daughter.
(B) Dr. Jacobs disclaims beneficial ownership of these shares, which are held directly by his wife.
(C) Reflects the number of shares that could be purchased by exercise of options presently exercisable or exercisable within 60 days from February 28, 1994. Includes 282,103 shares represented by options with an exercise price above the closing market price on February 28, 1994.
(D) Shares beneficially owned by all directors and officers as a group are less than 1 percent of common stock outstanding. No shares of the Company's preferred stock are owned by officers or directors.

                             EXECUTIVE COMPENSATION
                      REPORT OF THE COMPENSATION COMMITTEE

  This report of the Compensation Committee of the Board of Directors describes the executive compensation programs and policies of the Company. The Management Incentive Program, approved in 1991 by 88.8 percent of the Company's voting stockholders, comprises the Company's long and short-term incentive compensation programs. Key elements of the administrative process and the compensation programs are:

  . Compensation Committee members are nonemployees

  . Salaries are based on comparison with petroleum industry averages

  . Short and long-term incentives are linked to share price performance

  . Annual bonus plan and performance share program are based on Unocal's return to stockholders compared to that of a peer group of companies

  . Stock Option Program mandates share ownership after exercise, except for participants age 60 and older

  . Compensation Committee retains and is assisted by an outside consultant

  The Compensation Committee of the Board of Directors (the "Committee"), composed entirely of nonemployee directors, is responsible for setting and administering the annual and long-term compensation programs. The Committee reviews and determines executive officer salaries and awards under the Management Incentive Program. The Committee is assisted by an outside consultant. The consultant and the Chief Executive Officer are present at Committee meetings but cannot vote. The Committee meets outside the presence of the Chief Executive Officer on certain matters including CEO compensation and succession issues. The Committee met six times in 1993.

  The Management Incentive Program grew out of a major review of the Company's businesses and their potential to create value for the stockholders. Based on the results of this review, management established a set of stockholder value-based priorities for the Company. The Management Incentive Program was developed to reinforce these priorities. The Program explicitly links short and long-term incentive compensation to the Company's share price and its return to stockholders (share price appreciation plus dividends) compared to that of a group of 19 companies in energy and energy-related businesses (the "Peer Group"). The group as a whole is designed to have a business mix that is similar to that of Unocal. The effects of commodity price changes and other external events should be similar for Unocal. The companies comprising the Peer Group are reviewed periodically and changed as the lines of business of these companies, and of Unocal, change. Prior to 1993 the Peer Group consisted of 16 companies.

  The Committee has been advised that stock options under the Long-Term Incentive Plan currently satisfy Internal Revenue Service guidelines and thus remain deductible expenses under the performance-based Compensation requirements of new Section 162(m) of the Internal Revenue Code. Under the Incentive Compensation Plan, the Committee has removed its discretion to increase awards where such discretion would limit deductibility under Section 162(m). The Committee is taking steps to make grants of performance share awards under the Long-Term Incentive Plan in 1994 and thereafter consistent with IRS requirements for deductibility. It is the Committee's belief and intention that all executive compensation will be fully deductible in 1994 under current guidelines and assumptions.

SALARY

  The base salaries of the CEO and the other named executive officers are established annually. The Committee reviews the responsibilities, experience and performance of the officers. The Committee also reviews survey data on the compensation paid by a group of 13 integrated petroleum companies for similar positions. These companies are used because they voluntarily participate in a salary survey compiled by a third-party consultant. Nine of these companies are also currently part of the Peer Group used for purposes of comparing stockholder returns. The objective of the Committee is to establish base salaries that are near the mean paid by these 13 companies, with adjustments for reporting relationships, responsibilities, and job scope. Actual base salaries of executive officers as a group and the CEO were lower than the estimated mean of the 13 companies.

REVISED INCENTIVE COMPENSATION PLAN

  The Company's stockholders approved the Revised Incentive Compensation Plan, the Company's annual bonus plan for senior and middle management, as part of the Management Incentive Program on April 29, 1991. Each award period under the Plan is one year. Total cash awards under the Plan are determined in part by comparing the Company's return to stockholders with the average return achieved by the Peer Group.

  The Committee establishes individual target awards for the CEO, the named executive officers, and the other participants, the sum of which is the target fund for the award period. Each target award is based on the executive's position, responsibilities and the annual bonuses awarded by the 13 petroleum companies used for comparing executive compensation.

  The actual fund available for awards depends on how the Company's return to stockholders compares to that of the Peer Group. The Committee may reduce the fund if the Company's adjusted return on average shareholder equity does not exceed the requirement established by the Committee, which was 9.8 percent for 1993. The Company's return on average stockholder equity, after adjustments for changes to tax rates and the accounting treatment for post-employment benefits, exceeded this requirement. The available target fund is allocated to participants based on individual performance and achievement of established goals.

  For 1991, the first year of the Revised Plan, aggregate awards were 56 percent of targeted levels. For 1992, aggregate awards were 109 percent of targeted levels.

  For 1993, the Company's comparative return to stockholders was 100 percent of the Peer Group. The CEO's award of $510,000 was 100 percent of his target award and was consistent with the Company's performance compared to that of the Peer Group.

  A recipient may elect to receive up to 50 percent of the award in the form of restricted stock. The restriction period is five years. The award is forfeited if the recipient resigns or is terminated for cause prior to the end of the restriction period. The forfeiture provision does not apply to participants retiring at or after age 65. Amounts deferred into restricted stock are augmented by 20 percent to compensate for the risk of forfeiture. In 1992, the CEO elected to have the maximum, 50 percent, of his 1993 award deferred into restricted stock. The Company's executive officers, eight as of the end of 1993, including the CEO, elected to receive, on the average, 25 percent of their awards as restricted stock.

LONG-TERM INCENTIVE PLAN OF 1991

  The Long-Term Incentive Plan of 1991 (the "1991 Plan") was also approved by the Company's stockholders as part of the Management Incentive Program. The 1991 Plan has a term of 10 years and is administered by the Committee. Awards may be in the form of non-qualified stock options, performance shares and restricted stock. For each type of award, compensation is linked to the performance of the Company's common stock and increases in stockholder value.

  The Committee granted a target number of performance share units to the CEO and the named executive officers for the 1990 through 1993 performance period. These performance shares were issued under the predecessor 1985 plan but made subject to the terms of the 1991 Plan. Each unit is the equivalent of one share of the Company's common stock. The target awards are dependent on the executive's level of responsibility and base compensation. The CEO's target was 15,055 units.

  Awards are directly linked with how the Company's return to stockholders for the four-year performance period compares to that of the Peer Group. The maximum percentage of the target awards that can be paid is 200 percent of the awards granted. During the 1990 to 1993 performance period Unocal's average annual return to stockholders was slightly less than that of the Peer Group. For this performance period, 97 percent of the target number of performance shares was paid to the participants, including the CEO.

  The CEO and named executive officers have also received non-qualified stock options under the 1991 Plan as well as under the predecessor plan, the Long-Term Incentive Plan of 1985. The Committee determines eligible participants and the number of options to be granted. Option grants are made in March. Prior option grants are not considered in making these awards. The only numerical restriction on grants is the total number of shares available under the Plan. The option exercise price is the fair market value on the date of grant. Exercise of the option results in compensation to the employee only if the fair market value on the date of exercise exceeds the price on the date granted.

  In order to further promote share ownership by management, the 1991 Plan requires that for grants made in 1991 and thereafter, 50 percent of the gain realized upon exercise be paid as restricted stock. The restriction period is five years and the award is forfeited if the recipient resigns or is terminated for cause prior to the end of the restriction period. A recipient who is 60 years or older at the date of exercise receives unrestricted shares. In 1993, Mr. Stegemeier did not exercise any options.

  As described above, Unocal aligns management and stockholder interests by linking executive incentive compensation programs directly to share price and the creation of stockholder value. The Long-Term Incentive Plan of 1991 also provides for grants of restricted stock to middle managers whose performance and potential is exceptional. The restriction period is 10 years and the award is forfeited if the recipient resigns or is removed for cause prior to the end of the restriction period. In addition, the Company has incentive programs for other employees that focus on real contributions to the success of the Company and its stockholders.

                                          The Compensation Committee
                                          of the Board of Directors

                                          Donald P. Jacobs
                                          Malcolm R. Currie
                                          Richard K. Eamer
                                          Frank C. Herringer

                               PERFORMANCE GRAPH

CUMULATIVE RETURN TO STOCKHOLDERS*
December 31, 1988 to December 31, 1993


            COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG
  UNOCAL CORPORATION, S&P 500 INDEX AND S&P DOMESTIC INTEGRATED OIL COMPANIES

                        [PERFORMANCE GRAPH HERE]

                                                            S&P
                                                          DOMESTIC
                                                         INTEGRATED
Measurement Period             UNOCAL          S&P          OIL
(Fiscal Year Covered)        CORPORATION    500 INDEX    COMPANIES
- -------------------          -----------    ---------    ----------
Measurement Pt-12/31/88         $100           $100         $100
FYE 12/31/89                    $161           $132         $143
FYE 12/31/90                    $145           $127         $138
FYE 12/31/91                    $133           $166         $123
FYE 12/31/92                    $149           $179         $131
FYE 12/31/93                    $167           $197         $138

  *Share price changes plus reinvested dividends.

NOTE: The S&P Domestic Integrated Oil Companies Index consists of 11 companies, including Unocal, eight of which are also part of the Peer Group. The S&P index is used for this presentation because the SEC-mandated methodology for the performance graph differs from that used to compare Unocal and Peer Group performance for certain compensation purposes.

  The preceding report of the Compensation Committee and performance graph shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general incorporation by reference of this Proxy Statement into any other document or its inclusion as an exhibit thereto.

                           SUMMARY COMPENSATION TABLE

                                     ANNUAL
                                COMPENSATION (A)          LONG TERM COMPENSATION
                               ------------------- ------------------------------------
                                                           AWARDS            PAYOUTS
                                                   ----------------------- ------------
                                                    RESTRICTED  SECURITIES               ALL OTHER
        NAME AND                                      STOCK     UNDERLYING     LTIP        COMP-
       PRINCIPAL                SALARY     BONUS      AWARDS     OPTIONS     PAYOUTS      ENSATION
        POSITION          YEAR (DOLLARS) (DOLLARS) (DOLLARS)(B)  (NUMBER)  (DOLLARS)(C) (DOLLARS)(D)
       ---------          ---- --------- --------- ------------ ---------- ------------ ------------
Richard J. Stegemeier...  1993 $850,000  $255,000    $311,383     69,053     $395,240     $13,048
Chief Executive Officer   1992  805,000   287,500     373,206     92,537      818,330       9,858
                          1991  751,667   115,000     127,386     49,413         None      10,989
Roger C. Beach..........  1993  541,667   210,000     109,918     34,080      133,392      12,988
President and Chief       1992  416,250   192,500     107,109     27,582      268,861      10,345
 Operating Officer        1991  321,667    41,688      30,786     16,796         None      10,271
John F. Imle, Jr........  1993  416,667   205,000        None     25,466      130,871      12,915
Executive VP, Energy      1992  370,833   100,000     129,818     27,164      263,014      10,317
 Resources                1991  316,667    42,215      46,767     16,521         None      10,259
Neal E. Schmale.........  1993  313,333    85,000     103,813     17,917       96,086      12,788
Senior VP, Petroleum      1992  283,333    75,000      97,377     18,269      180,676      10,566
 Products and Chemicals   1991  246,667    25,415      28,161     12,666         None      10,403
Thomas B. Sleeman.......  1993  333,333   150,000        None     18,863      124,833      12,824
Senior VP, Finance and    1992  313,333   165,000        None     21,493      258,336      10,277
 Chief Financial Officer  1991  293,333    67,635        None     15,420         None      10,239

- --------
(A) Perquisites are excluded as their value did not meet the reporting threshold of the lesser of $50,000 or 10 percent of salary plus bonus.
(B) Restricted stock awards may be elected in lieu of cash payments under the Revised Incentive Compensation Plan. Amounts deferred into restricted stock are augmented by 20 percent to compensate for the risk of forfeiture. The number of restricted shares is determined using the average closing price of the last 30 trading days of the year. Valuation for purposes of this disclosure is based on the closing market price on the date of the award. Aggregate restricted stockholdings and value (at closing market price on December 31, 1993): Mr. Stegemeier 31,539 shares, $879,150; Mr. Beach 9,524 shares, $265,482; Mr. Imle 7,149 shares, $199,278; and Mr. Schmale 8,808 shares, $245,523. Dividends are paid on restricted stock.
(C) Represents payout of performance share units under the Long-Term Incentive Plan of 1985.
(D) Allocation of Company's contributions to Unocal Profit Sharing Plan.

                             OPTION GRANTS IN 1993

                                     PERCENT
                                    OF TOTAL                        POTENTIAL REALIZABLE VALUE
                         NUMBER OF   OPTIONS                         AT ASSUMED ANNUAL RATES
                         SECURITIES  GRANTED                       OF STOCK PRICE APPRECIATION
                         UNDERLYING    TO                               FOR OPTION TERM(C)
                          OPTIONS   EMPLOYEES EXERCISE                      (DOLLARS)
                         GRANTED(A)    IN       PRICE   EXPIRATION ----------------------------
          NAME            (NUMBER)   1993(B)  ($/SHARE)    DATE        5%(D)         10%(D)
          ----           ---------- --------- --------- ---------- ------------- --------------
Mr. Stegemeier..........   69,053     9.06%   $29.6875   5/1/1997  $     226,360 $      488,869
Mr. Beach...............   34,080     4.47    $29.6875  3/29/2003        636,284      1,612,469
Mr. Imle................   25,466     3.34    $29.6875  3/29/2003        475,458      1,204,904
Mr. Schmale.............   17,917     2.35    $29.6875  3/29/2003        334,516        847,729
Mr. Sleeman.............   18,863     2.47    $29.6875  3/29/2003        352,178        892,488

                                                 ASSUMED PRICE APPRECIATION
                                               -------------------------------
                                                     5%              10%
                                               --------------  ---------------
Assumed price per share at 3/29/2003.......... $        48.36  $         77.00
Gain on one share valued at $29.6875 at
 3/29/93...................................... $        18.67  $         47.31
Gain on all shares (based on 241,323,833
 shares outstanding at 12/31/93).............. $4,505,590,587  $11,418,051,166
Gain for all 1993 optionees (based on 728,002
 options) (D)................................. $   13,173,753  $    33,300,104
Optionee gain as a percentage of total
 stockholder gain.............................            0.3%             0.3%

- --------
(A) The options were granted pursuant to the Long-Term Incentive Plan of 1991. The exercise price of the options is the average of the highest and lowest trading price of transactions in Unocal common stock as reported in the New York Stock Exchange Composite Transactions quotations for the date of grant. The maximum option exercise period is ten years from the date of the grant. The optionees may pay for option stock with cash, Unocal stock they already own, or with proceeds from the sale of stock acquired by exercise of the option (a cashless exercise). The options become exercisable in four equal installments. The first 25% became exercisable on 9/29/93 and the remaining options become exercisable in equal installments on 3/29/94, 3/29/95 and 3/29/96. Vesting of options ceases upon termination of employment. A participant who exercises an option prior to age 60 receives 50% of the share price appreciation in the form of restricted stock. The options cease to be exercisable upon termination of employment, with the following exceptions: a participant who retires at or after age 65 or under conditions determined by the Committee to be for the convenience of the Company is granted three years in which to exercise the options. Since Mr. Stegemeier will retire on May 1, 1994, the 34,526 options that will be unvested at that date will be forfeited. Mr. Stegemeier will have until April 30, 1997 to exercise the 34,527 options that will be vested.
(B) Total options granted in 1993: 762,528
(C) Use of the assumed stock price appreciation of 5% and 10% each year for the option period is required by Securities and Exchange Commission Regulation S-K. No valuation method can accurately predict future stock price or option values because there are too many unknown factors. If the stock price does not increase, the options will have no value.
(D) Mr. Stegemeier's 34,526 unvested options as of May 1, 1994 will expire on that date. Therefore, the potential realizable value of the 34,527 options that will be vested as of May 1, 1994, the date of his retirement, is shown in the table.

                    AGGREGATED OPTION/SAR EXERCISES IN 1993
                      AND DECEMBER 31, 1993 OPTION VALUES


                                                                               VALUE OF UNEXERCISED
                          SHARES                   NUMBER OF SECURITIES        IN-THE-MONEY OPTIONS
                         ACQUIRED                 UNDERLYING UNEXERCISED          AT 12/31/93(C)
                            ON        VALUE       OPTIONS AT 12/31/93(B)             (DOLLARS)
                         EXERCISE   REALIZED     ------------------------- -----------------------------
          NAME           (NUMBER)   (DOLLARS)    EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE (D)
          ----           --------   ---------    ----------- ------------- ----------- -----------------
Mr. Stegemeier..........                           241,208      110,410    $1,022,154      $364,992
Mr. Beach...............  48,432    $719,318        56,208       43,549       140,559       110,627
Mr. Imle................                            82,840       36,810       399,744       108,938
Mr. Schmale.............   6,000(A)  124,687(A)     60,908       25,738       312,143        74,650
Mr. Sleeman.............                            71,431       28,746       295,443        88,284

- --------
(A) 6,000 SARs were exercised on May 7, 1993. Mr. Schmale received 2,342 shares of Unocal common stock (representing 60% of total appreciation) and $49,890 in cash.
(B) Includes options where option price was greater than market price on December 31, 1993.
(C) The price of $27.875, which was the closing price of Unocal common stock as reported in the New York Stock Exchange Composite Transaction quotations for December 31, 1993, was used to value options.
(D) Mr. Stegemeier will retire as an officer May 1, 1994. Consequently, the value of Mr. Stegemeier's unexercisable in-the-money options at 12/31/93 will be reduced to $204,500, which is the value of the 35,487 in-the-money options that will become exercisable between 12/31/93 and 4/30/94.

                  LONG-TERM INCENTIVE PLANS -- AWARDS IN 1993


                                                ESTIMATED FUTURE PAYOUTS
                                  PERFORMANCE        UNDER NON-STOCK
                                   OR OTHER         PRICE-BASED PLANS
                                     PERIOD   -----------------------------
                     PERFORMANCE     UNTIL    THRESHOLD  TARGET    MAXIMUM
                     SHARE UNITS  MATURATION   NUMBER   NUMBER OF  NUMBER
        NAME         (NUMBER) (A)  OR PAYOUT  OF SHARES  SHARES   OF SHARES
        ----         ------------ ----------- --------- --------- ---------
Mr. Stegemeier......    25,222(B)  12/31/96        0     25,222    50,444
Mr. Beach...........    13,247     12/31/96        0     13,247    26,494
Mr. Imle............    10,000     12/31/96        0     10,000    20,000
Mr. Schmale.........     6,500     12/31/96        0      6,500    13,000
Mr. Sleeman.........     7,218     12/31/96        0      7,218    14,436

- --------
(A) The actual number of performance shares paid out is based on the Company's return to stockholders compared to that of a group of peer companies selected by the Compensation Committee.
(B) If a participant retires at or after age 65 and before the end of the 48-month performance period (12/31/96) the award is prorated for the actual number of months of service. Since Mr. Stegemeier will retire as an officer May 1, 1994, the number of his performance share units will be reduced to 8,373.

                             PENSION PLAN BENEFITS

                      ESTIMATED ANNUAL RETIREMENT BENEFITS

                                        YEARS OF SERVICE
       COVERED        ---------------------------------------------------------
   COMPENSATION(A)       25         30         35          40           45
   ---------------    --------   --------   --------   ----------   ----------
     $   50,000       $ 30,100   $ 32,900   $ 36,100   $   40,100   $   44,100
        100,000         50,100     56,900     64,100       72,100       80,100
        200,000         90,100    104,900    120,100      136,100      152,100
        400,000        170,100    200,900    232,100      264,100      296,100
        600,000        250,100    296,900    344,100      392,100      440,100
        800,000        330,100    392,900    456,100      520,100      584,100
      1,000,000        410,100    488,900    568,100      648,100      728,100
      1,200,000        490,100    584,900    680,100      776,100      872,100
      1,400,000        570,100    680,900    792,100      904,100    1,016,100
      1,600,000        650,100    776,900    904,100    1,032,100    1,160,100

- --------
(A) Covered compensation is the annual average compensation in the three highest paid years out of the last ten years preceding retirement.

  The Company has a noncontributory defined benefit retirement plan covering substantially all employees that provides participants with retirement benefits based on a formula relating such benefits to compensation and years of service. The amount of these benefits is limited by the Employee Retirement Income Security Act of 1974 and the Internal Revenue Code. Where that occurs, the Company has a retirement supplement designed to maintain total retirement benefits at the Retirement Plan formula level. The estimated annual benefits from the plans described above and Social Security to participants at age 65 or older, including all persons named in the Summary Compensation Table, are shown in the table above. The benefits shown are payable in the form of a straight life annuity.

  The compensation used for pension purposes consists of the amounts shown in the Salary and Bonus columns of the Summary Compensation Table. Also included in covered compensation is the amount of bonus that the participant elected to defer into restricted stock. Covered compensation is the annual average compensation in the three highest paid years out of the last ten years preceding retirement.

  Covered compensation and credited full years of service under the Plan as of year-end 1993 for individuals named in the Summary Compensation table are as follows: $669,861 and 32 years for Mr. Beach; $558,056 and 30 years for Mr. Imle; $424,444 and 25 years for Mr. Schmale; $461,666 and 39 years for Mr. Sleeman; and $1,313,889 and 42 years for Mr. Stegemeier.

EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

  The Company does not have any employment contracts with executive officers, nor does it have any arrangements with executive officers concerning a change-in-control. The Company does maintain a Termination Allowance Plan applicable to almost all employees. The plan generally provides for 2 weeks of pay for each year of service, up to a maximum of 52 weeks of pay, if an employee's job is eliminated.

  The Management Incentive Program allows the Compensation Committee to accelerate the vesting of restricted stock, declare previously granted options immediately exercisable, and accelerate the payment of previously granted Performance Shares in certain situations. These are: a public tender for all or part of the Company's stock; a proposal submitted to the stockholders to merge, consolidate, or otherwise combine the Company with another company; or another situation that the Compensation Committee determines is similar.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  As of the date indicated in the footnotes, the following entities were known by the Company to own beneficially more than 5% of the Company's common stock:

                                       AMOUNT AND
                                       NATURE OF     PERCENT
                                       BENEFICIAL       OF
                   OWNER               OWNERSHIP     CLASS(1)
                   -----               ----------    --------
      BankAmerica Corporation Group    16,692,818(2)    6.4
      555 California Street
      San Francisco, California 94104

      FMR Corp.                        26,331,485(3)   10.1
      82 Devonshire Street
      Boston, Massachusetts 02109

- --------
(1) Based on 260,839,911 shares, which includes 16,666,667 shares assuming the conversion of all of the Company's 10,250,000 shares of convertible preferred stock and 2,841,568 shares assuming the exercise of all Company awarded stock options exercisable through April 12, 1994.

(2) Based on Schedule 13G dated February 11, 1994. Bank of America NT & SA, a subsidiary of BankAmerica Corporation, acts as trustee for the Unocal Profit Sharing Plan (Profit Sharing) and the Unocal Employee Stock Ownership Plan (ESOP). Plan balances as of February 11, 1994 were 12,371,893 shares in Profit Sharing and 3,484,329 shares in ESOP. The remainder of the shares shown above were held by various BankAmerica Corporation affiliates in their own capacity or as trustees or co-trustees. The Trustee for Profit Sharing and ESOP has sole discretion to vote any unallocated shares and any allocated shares for which instructions from Plan participants have not been received. The Trustee also has sole discretion over the timing and the number of Unocal shares to be purchased for Profit Sharing on the open market or by private purchase so long as the private purchases are not in excess of the closing price of the New York Stock Exchange Composite Transactions quotations for the day of purchase. No Company or employee contributions have been made to ESOP since 1986.

(3) Based on Schedule 13G dated February 11, 1994. FMR Corp. held 26,331,485 shares through affiliates. This number includes 5,088,729 shares resulting from the assumed conversion of 3,129,600 shares of Unocal's convertible preferred stock. FMR Corp. has the sole power to vote or to direct the vote of 971,529 shares. The voting of the remaining shares is carried out under written guidelines established by the Boards of Trustees of the funds for which Fidelity Management & Research Company serves as investment adviser. FMR Corp. has sole power to dispose or to direct the disposition of all 26,331,485 shares.

                                    ITEM 2.
       RATIFY APPOINTMENT OF COOPERS & LYBRAND AS INDEPENDENT ACCOUNTANTS

  The stockholders will be asked to ratify the appointment of the firm of Coopers & Lybrand as independent accountants for 1994. This appointment was made by the Board of Directors on the recommendation of its Accounting, Auditing & Ethics Committee.

  Coopers & Lybrand, one of the nation's largest public accounting firms, has served as the Company's independent accountants for the past 49 years. Representatives of the firm are expected to be present at the Annual Meeting and will be available to make a statement and to respond to questions.

  The affirmative vote of a majority of shares present in person or by proxy at the meeting, and entitled to vote on this item, is required for ratification of the appointment.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND AS INDEPENDENT ACCOUNTANTS FOR 1994. THE PROXY HOLDERS WILL VOTE ALL PROXIES RECEIVED FOR RATIFICATION UNLESS INSTRUCTED OTHERWISE.

                                    ITEM 3.
                              STOCKHOLDER PROPOSAL

  A stockholder has given notice that the following proposal will be presented at the meeting:

    "RESOLVED: That the shareholders of Unocal Corporation recommend that the Board of Directors take the necessary steps to institute a salary and compensation ceiling such that as to future employment contracts, no senior executive officer or director of the Company receive combined salary and other compensation which is more than two times the salary provided to the President of the United States," that is, no more than $400,000.

    "REASONS: There is no corporation which exceeds the size and complexity of operation of the government of the United States of which the President is the chief executive officer. Even most government agencies far exceed the size, as measured by personnel and budget, of most private corporations. The President of the United States now receives a salary of $200,000; even heads of agencies and members of Congress are paid only somewhat in excess of $100,000. The recommended ceiling is sufficient to motivate any person to do his best.

    While the duties of the President of the United States are not comparable to those of senior executive officers or directors (the President has a much more demanding job), and while the President has many valuable compensations, we use the salary of the President only as a reference point for the shareholders to consider as they evaluate this resolution.

    Officers of public corporations are the employees and not the owners, except as they may be shareholders in common with other stockholders. Yet, officers give the appearance that they run the corporations primarily for their benefit rather than for the benefit of the shareholders. Thus, they may drain away millions of dollars in salary, stock options and other compensation. When more than the recommended ceiling on salary and compensation is taken, this is an expression of greed and abuse of power.

    Usually, there is no direct correlation between the profitability of a corporation and the compensation to officers. In fact, in many corporations, compensation increases even as profits fall. It is apparent that high compensation does not usually serve as an incentive for a better run or more profitable corporation. Obscene compensation packages illustrate the power of the Board of Directors, a closed group which perpetuates itself, by determining who is to be selected to the Board and who is to be an officer of the company, as well as the compensation to be received. The Board of Directors does not own the corporation, but it can run the corporation as if it were their property. There is no shortage of qualified people who would gladly step in and do as good a job as the incumbent officers of the Corporation and who would have no hesitation serving within the aforementioned pay ceiling.

    Any officer who believes he can better the corporation should be sufficiently motivated to purchase stock on the open market or to receive stock options as part of his salary and compensation package. To remain competitive in world markets we must cut our costs and not overcompensate directors and officers.

    "If you AGREE, please mark your proxy FOR this resolution."

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE ADOPTION OF THIS PROPOSAL FOR THE FOLLOWING REASONS:

    The Company's compensation program is designed to motivate and reward executives for creating stockholder value. Incentives such as performance shares, stock options, restricted stock, and bonuses are a large part of executive compensation. They are directly linked to the creation of shareholder value.

    In 1991, stockholders overwhelmingly supported this approach to compensation by approving the Management Incentive Program with 88.8 percent of the Company's voting shares. The Board of Directors believes that the value of these incentives would be seriously impaired by the imposition of an artificial ceiling on executive compensation.

    The salary of the President of the United States is not a useful reference point for executive compensation. The President's salary is not intended to fully compensate him for his responsibilities and performance. Furthermore, the President's salary is augmented by numerous valuable benefits. The reported salary of $200,000 for the President of the United States is only a fraction of his compensation, perquisites, and benefits, some of which are lifetime. If these benefits were included in calculating his total compensation, as they would be in the private sector, then the President's compensation package would equal millions of dollars per year.

    The Board's Compensation Committee is comprised of non-employee directors and assisted by an outside consultant. It determines executive salaries and bonuses, based on comparisons with petroleum industry averages. (Unocal's compensation policies are discussed in detail in the Committee's report starting on page 8). This committee meets regularly by itself with no employee directors present.

    To compete successfully in today's economy, the Company must be able to set executive salaries at competitive levels and link incentive compensation to stockholder returns. The Board believes that an arbitrary cap on total compensation would hinder the Company's ability to attract, retain and motivate high-caliber executives. This is especially true if limits were imposed on Unocal executives' compensation that were not recognized by the competition.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST THIS PROPOSAL. THE PROXY HOLDERS WILL VOTE ALL PROXIES RECEIVED AGAINST THIS PROPOSAL UNLESS INSTRUCTED OTHERWISE.

  The affirmative vote of a majority of the shares present in person or by proxy at the meeting, and entitled to vote on this item, is required for approval of this proposal.

                                    ITEM 4.
                              STOCKHOLDER PROPOSAL

  A stockholder has given notice that the following proposal will be presented at the meeting:

    "WHEREAS the illegitimate military government of Burma (Myanmar), the State Law and Order Restoration Council (SLORC), brutally suppresses Burmese people's movement toward democracy and has massacred or imprisoned thousand of human rights demonstrators.

    WHEREAS since 1989, SLORC has held under house arrest Aung San Suu Kyi, whose party, the National League for Democracy, won a landslide victory in 1990 elections.

    WHEREAS President Clinton urged SLORC to "release Aung San Suu Kyi and all political prisoners, respect the results of the May 1990 elections and commit itself to genuine democratic reform."

    WHEREAS former U.S. Ambassador to Burma, Burton Levin, stated: "Foreign investment in most countries acts as a catalyst to promote change, but the [Burmese] regime is so single-minded that whatever money they obtain from foreign sources, they pour straight into the army while the rest of the country is collapsing."

    WHEREAS SLORC gains political legitimacy and maintains financial solvency, in part, through business with foreign companies.

    WHEREAS Levi Strauss & Co. withdrew from Burma in 1992 stating: "under current circumstances, it is not possible to do business in [Burma] without directly supporting the military government and its pervasive violation of human rights."

    RESOLVED the shareholders request the Board of Directors to issue a comprehensive report on its operations in Burma. This report should be available to all shareholders, be prepared at reasonable cost and omit proprietary information."

                              STATEMENT OF SUPPORT

  "Unocal's report on Burma should include:

  1.  extent of sales, servicing and other economic ties for 1991, 1992, 1993.

  2. taxes and fees paid to SLORC for each of these years, including transfers to Burmese companies owned in full or in part by SLORC.

  3. money paid to provide social programs and actions supporting human rights.

  4. plans to continue and expand operations in light of the call for economic and investment sanctions.

  5. impact on human rights and environment from the Andaman Sea concession which proposes a gas pipeline to Thailand.

    Additionally, we strongly recommend the report be prepared in consultation with human rights groups such as Amnesty International and Asia Watch.

    Corporations claim business benefits the people, thereby, contributing towards political liberalization. Since the Burmese economy is almost entirely government-owned, Unocal provides direct financial support to SLORC. Furthermore, presence of multinational oil companies has encouraged destruction of Burma's once vast teak forest and near annihilation of many endangered species. The plans for a gas pipeline from Andaman Sea across Burma to Thailand, envisioned by the consortium including Unocal, will cause more environmental destruction and harm lives and cultures of the ethnic minority peoples who dwell in that territory.

    Unocal and other corporations claim political neutrality in Burma. However, doing business with a repressive regime is inherently political. SLORC flaunts its partnerships with foreign corporations as proof of political legitimacy. Unocal's presence contradicts the call for economic sanctions by the National Coalition Government of the Union of Burma (NCGUB) and many Nobel Peace Prize Laureates.

    If you are concerned about Unocal's presence in Burma, please vote "yes" for this resolution."

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE ADOPTION OF THIS PROPOSAL FOR THE FOLLOWING REASONS:

    Unocal Corporation is committed to meeting the highest ethical standards in all its business activities. This is one of the Company's core values. Before a decision is made to do business in a country, the Company gives careful thought to the human issues, including moral and ethical concerns.

    It is a fundamental belief at Unocal, based on decades of overseas experience, that the Company's investment in developing countries brings progress to the people of those countries -- regardless of the politics of a nation's leadership.

    This kind of progress was demonstrated in 1990-1992, when Unocal conducted an onshore drilling program in Myanmar. During that time, the Company employed, directly and indirectly, some 2,000 Burmese nationals. These people substantially improved their living standards and, in many cases, their professional skills through their work with the Company.

    In developing countries, progress goes beyond the quantifiable economic gains. People, including Unocal people, also benefit from the exchange of ideas and information that promote knowledge and understanding. This basic belief applies to all the Company's decisions concerning overseas activities, including its 1993 decision to participate in a project offshore Myanmar.

    Unocal is a non-operator co-venturer, with a 47.5 percent interest, in two blocks offshore Myanmar. Natural gas resources in these blocks are currently being appraised for commercial development and export to Thailand via pipeline. This project represents a potentially significant resource growth opportunity for Unocal in Southeast Asia, one of the Company's key strategic areas.

    The prospective route for the gas export pipeline will follow existing valleys of the Tavoy and Zimba rivers. By following these existing river valleys, the route will minimize the likelihood of any disturbance to people or the environment. Unocal considers environmental protection a top priority for all its projects and equally important overseas as in the United States.

    Unocal also has a strong commitment to providing clear, forthright information about the Company's business activities throughout the world. In addition, the Company welcomes meetings with outside groups to discuss differing points of view. This has been the case on the issue of Myanmar. The Company believes that the vast majority of its stockholders are satisfied with Unocal's policy of open communication about Myanmar and that a report as proposed in this resolution is unnecessary.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST THIS PROPOSAL. THE PROXY HOLDERS WILL VOTE ALL PROXIES RECEIVED AGAINST THIS PROPOSAL UNLESS INSTRUCTED OTHERWISE.

  The affirmative vote of a majority of the shares present in person or by proxy at the meeting, and entitled to vote on this item, is required for approval of this proposal.

  The names and addresses of the stockholder proponents, and information regarding their Unocal common stockholdings, will be furnished promptly upon receipt of any telephone or written request to the Secretary of the Company.

                                    ITEM 5.
                                 OTHER MATTERS

  In accordance with Article III, Section 7 of the Company's Bylaws, for business to be properly brought before an annual meeting by a stockholder, the Corporate Secretary must have received written notice at least 30 days prior to the meeting. The notice shall set forth the matters proposed to be brought before the meeting including a brief description of the business and the reasons for conducting such business, the stockholder's name and address and the number of shares represented, and any material interest of the stockholder in such business. Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with these procedures.

  So far as the Board of Directors knows or has determined as of the printing of this Proxy Statement, no other matters will be acted upon at the meeting. If other business properly comes up for action at said meeting or any adjournment thereof, the proxies will be voted with respect thereto in accordance with the discretion of the proxy holders.

                 STOCKHOLDER PROPOSALS FOR 1995 ANNUAL MEETING

  Stockholder proposals for inclusion in the Company's Proxy Statement for the Annual Meeting to be held on April 24, 1995, must be received by the Corporate Secretary at the Unocal Center, 1201 West 5th Street, Los Angeles, California 90017, on or before November 15, 1994.

                                        By Order of the Board of Directors

                                        /s/ DENNIS P. R. CODON

                                        Dennis P. R. Codon
                                        Vice President, General Counsel
                                        and Corporate Secretary

March 16, 1994
Los Angeles, California

                                  UNOCAL CORPORATION
                                  C/O CHEMICAL TRUST COMPANY OF CALIFORNIA
                                  P.O. Box 24721, Church Street Station
                                  New York, NY 10242-4721

                           [UNOCAL LOGO]

                                  Board of Directors Proxy
                                  ANNUAL MEETING OF STOCKHOLDERS: APRIL 25, 1994

MacDonald G. Becket, Donald P. Jacobs and Richard J. Stegemeier, or any of them, with full power of substitution, are hereby appointed by the signatory of this Proxy to vote all shares of Common Stock held by the signatory on March 4, 1994, at the Annual Meeting of Stockholders of Unocal Corporation, or any adjournment thereof, on each of the items on the reverse side and in accordance with the directions given there and, in their discretion, on all other matters that may properly come before the Annual Meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE OR IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ITEMS 1 AND 2 AND AGAINST ITEMS 3 AND 4.
                                  ---                   -------

                         (CONTINUED, AND TO BE DATED AND SIGNED ON REVERSE SIDE)
- --------------------------------------------------------------------------------
                             FOLD AND DETACH HERE


                     YOUR VOTE IS IMPORTANT TO THE COMPANY

                     PLEASE SIGN AND RETURN YOUR PROXY BY
                   TEARING OFF THE TOP PORTION OF THIS SHEET
            AND RETURNING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE

[UNOCAL LOGO]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS OF UNOCAL CORPORATION

[X] PLEASE MARK YOUR VOTES LIKE THIS

- -------------------      --------------------------
      COMMON               DIVIDEND REINVESTMENT

- --------------------------------------------------------------------------------
          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2
                                                   ---
- --------------------------------------------------------------------------------
ITEM 1:  ELECTION OF DIRECTORS

         ELECTION OF JOHN W. AMERMAN, ROGER C. BEACH AND MACDONALD G. BECKET FOR A THREE-YEAR TERM THAT EXPIRES IN 1997

             [_] FOR

             [_] WITHHOLD AUTHORITY to vote for all nominees

                 WITHHOLD AUTHORITY TO VOTE FOR THE FOLLOWING NOMINEE(S):

                 -------------------------------------------------------
ITEM 2: RATIFICATION OF APPOINTMENT OF COOPERS & LYBRAND AS INDEPENDENT ACCOUNTANTS

               FOR        AGAINST         ABSTAIN
               [_]          [_]             [_]
- --------------------------------------------------------------------------------
        THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEMS 3 AND 4
                                                 -------
- --------------------------------------------------------------------------------
ITEM 3:  STOCKHOLDER PROPOSAL: SALARY CEILING

               FOR        AGAINST         ABSTAIN
               [_]          [_]             [_]

ITEM 4:  STOCKHOLDER PROPOSAL: REPORT ON MYANMAR OPERATIONS

               FOR        AGAINST         ABSTAIN
               [_]          [_]             [_]

- --------------------------------------------------------------------------------
CHECK THIS BOX FOR OPEN BALLOT (If you check this box, the company will be given
access to your proxy)    [_]

Please mark, date and sign as your name appears to the left and return in the enclosed envelope. If acting as executor, administrator, trustee or guardian, you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each stockholder should sign.

Dated__________________________________________

Signature(s)___________________________________

_______________________________________________
   SEE OTHER SIDE FOR IMPORTANT INFORMATION
- --------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

        RETURN THE BUSINESS REPLY CARD FROM INSIDE THE PROXY STATEMENT
                             IF YOU PLAN TO ATTEND

                               ADMISSION TICKET

                                 [UNOCAL LOGO]

                      1994 ANNUAL MEETING OF STOCKHOLDERS

                            Monday, April 25, 1994
                                  10:00 A. M.
                      Unocal Center - 1201 W. 5th Street
                            Los Angeles, California

          PLEASE ADMIT                           NON-TRANSFERABLE

[LOGO OF UNOCAL]     BOARD OF DIRECTORS PROXY
                     ANNUAL MEETING OF STOCKHOLDERS
                     APRIL 25, 1994

                     UNOCAL CORPORATION
                     C/O CHEMICAL TRUST COMPANY OF CALIFORNIA
                     CHURCH ST. STA., P.O. BOX 24721, NEW YORK, NY 10242-4721

MacDonald G. Becket, Donald P. Jacobs and Richard J. Stegemeier, or any of them, with full power of substitution, are hereby appointed by the signatory of this proxy to vote all shares of Common Stock held by the signatory at the 1994 Annual Meeting of Stockholders of Unocal Corporation, or any adjournment thereof, on each of the items on the reverse side and in accordance with the directions given there and, in their discretion, on all other matters that may properly come before the Annual Meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE AND, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ITEMS 1 AND 2 AND AGAINST ITEMS 3 AND 4.

                                                   (Continued and to be dated
                                                   and signed on reverse side)


(Continued from other side)

                                              THIS PROXY IS SOLICITED ON
                                              BEHALF OF THEBOARD OF DIRECTORS
                    [LOGO OF UNOCAL]          FOR THE APRIL 25, 1994ANNUAL
                                              MEETING OF STOCKHOLDERS

 UNOCAL CORPORATION'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ITEMS 1 AND 2


Item 1: Election of Directors.

        Election of John W. Amerman,            WITHHOLD AUTHORITY TO VOTE FOR
        Roger C. Beach and MacDonald            THE FOLLOWING NOMINEE(S):
        G. Becket for a three-year
        term that expires in 1997
                                                -------------------------------

     [_]  FOR   [_] WITHHOLD AUTHORITY
                    TO VOTE FOR ALL OF THE NOMINEES

Item 2: Ratify appointment of Coopers & Lybrand as independent accountants.

     [_]  FOR   [_]  AGAINST  [_]  ABSTAIN

UNOCAL CORPORATION'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST ITEMS 3 AND 4


Item 3: Stockholder proposal -- salary ceiling

                                              Signature(s).....................

     [_]  FOR   [_]  AGAINST  [_]  ABSTAIN

                                              .................................


Item 4: Stockholder proposal -- report on
        Myanmar operations

                                                       Dated: ..........., 1994


     [_]  FOR   [_]  AGAINST  [_]  ABSTAIN

                                              PERSONS SIGNING IN REPRESENTATIVE
                                              CAPACITY SHOULD INDICATE TITLE AS
                                              SUCH.

This Proxy is limited to................ Shares

[LOGO OF UNOCAL]     BOARD OF DIRECTORS PROXY
                     ANNUAL MEETING OF STOCKHOLDERS APRIL 25, 1994

                     UNOCAL CORPORATION
                     C/O CHEMICAL TRUST COMPANY OF CALIFORNIA
                     CHURCH ST. STA., P.O. BOX 24721,
                     NEW YORK, NY 10242-4721

MacDonald G. Becket, Donald P. Jacobs and Richard J. Stegemeier, or any of them, with full power of substitution, are hereby appointed by the signatory of this proxy to vote all shares of Common Stock held by the signatory at the 1994 Annual Meeting of Stockholders of Unocal Corporation, or any adjournment thereof, on each of the items on the reverse side and in accordance with the directions given there and, in their discretion, on all other matters that may properly come before the Annual Meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE. IF NO DIRECTION IS GIVEN, THE SHARES IN YOUR ACCOUNT WILL BE VOTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS FOR ITEMS 1 AND 2 AND AGAINST ITEMS 3 AND 4.

                                                  (Continued and to be dated
                                                  and signed on reverse side)

(Continued from other side)
                                              THIS PROXY IS SOLICITED ON
                                              BEHALF OF THEBOARD OF DIRECTORS
                    [LOGO OF UNOCAL]          FOR THE APRIL 25, 1994ANNUAL
                                              MEETING OF STOCKHOLDERS


LONG-TERM INCENTIVE PLANS OF 1985 AND 1991, AND REVISED INCENTIVE COMPENSATION PLAN--Voting Instructions

 UNOCAL CORPORATION'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ITEMS 1 AND 2

Item 1: Election of Directors.                WITHHOLD AUTHORITY TO VOTE FOR
        Election of John W. Amerman,          THE FOLLOWING NOMINEE(S):
        Roger C. Beach and MacDonald
        G. Becket for a three-year            -------------------------------
        term that expires in 1997

     [_]  FOR   [_] WITHHOLD AUTHORITY
                    TO VOTE FOR ALL OF THE NOMINEES

Item 2: Ratify appointment of Coopers & Lybrand as independent accountants.

     [_]  FOR   [_]  AGAINST  [_]  ABSTAIN

UNOCAL CORPORATION'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST ITEMS 3 AND 4

Item 3: Stockholder proposal -- salary ceiling

                                              Signature(s).....................


     [_]  FOR   [_]  AGAINST  [_]  ABSTAIN

                                              .................................


                                                       Dated: ..........., 1994

Item 4: Stockholder proposal -- report on
        Myanmar operations


     [_]  FOR   [_]  AGAINST  [_] ABSTAIN

                                         PERSONS SIGNING IN REPRESENTATIVE
                                         CAPACITY SHOULD INDICATE TITLE AS SUCH.


This Proxy is limited to................ Shares

[LOGO OF UNOCAL]     BOARD OF DIRECTORS PROXY
                     ANNUAL MEETING OF STOCKHOLDERS APRIL 25, 1994

                     UNOCAL CORPORATION
                     C/O CHEMICAL TRUST COMPANY OF CALIFORNIA
                     CHURCH ST. STA., P.O. BOX 24721,
                     NEW YORK, NY 10242-4721

MacDonald G. Becket, Donald P. Jacobs and Richard J. Stegemeier, or any of them, with full power of substitution, are hereby appointed by the signatory of this proxy to vote all shares of Common Stock held by the signatory at the 1994 Annual Meeting of Stockholders of Unocal Corporation, or any adjournment thereof, on each of the items on the reverse side and in accordance with the directions given there and, in their discretion, on all other matters that may properly come before the Annual Meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE. IF NO DIRECTION IS GIVEN, THE SHARES IN YOUR ACCOUNT CANNOT BE VOTED.

                                                    (Continued and to be dated
                                                    and signed on reverse side)

(Continued from other side)
                                             THIS PROXY IS SOLICITED ON
                                             BEHALF OF THEBOARD OF DIRECTORS
                                             FOR THE APRIL 25, 1994ANNUAL
                                             MEETING OF STOCKHOLDERS

LONG-TERM INCENTIVE PLAN OF 1985--Voting Instructions

 UNOCAL CORPORATION'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ITEMS 1 AND 2

Item 1: Election of Directors.                WITHHOLD AUTHORITY TO VOTE FOR
        Election of John W. Amerman,          THE FOLLOWING NOMINEE(S):
        Roger C. Beach and MacDonald
        G. Becket for a three-year            ------------------------------
        term that expires in 1997

     [_]  FOR   [_] WITHHOLD AUTHORITY
                    TO VOTE FOR ALL OF THE NOMINEES

Item 2: Ratify appointment of Coopers & Lybrand as independent accountants.

     [_]  FOR   [_]  AGAINST  [_]  ABSTAIN

UNOCAL CORPORATION'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST ITEMS 3 AND 4

Item 3: Stockholder proposal -- salary ceiling

                                               Signature(s).....................


     [_]  FOR   [_]  AGAINST  [_]  ABSTAIN

                                               .................................


                                                       Dated: ..........., 1994

Item 4: Stockholder proposal -- report on
        Myanmar operations

     [_]  FOR   [_]  AGAINST   [_]  ABSTAIN

                                         PERSONS SIGNING IN REPRESENTATIVE
                                         CAPACITY SHOULD INDICATE TITLE AS SUCH.


This Proxy is limited to................ Shares